UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2021
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On August 11, 2021, Newtek Business Services Corp. (the “Company”) held a conference call to discuss the Company's financial results for the three and six months ended June 30, 2021. In addition, during the conference call the Company discussed the August 2, 2021, announcement that it had entered into a definitive stock purchase agreement with National Bank of New York City (“NBNYC”) and certain NBNYC shareholders to acquire all of the issued and outstanding stock of NBNYC (the “Acquisition”), and discussed the Company’s Presentation concerning the Acquisition, which was filed with the SEC on Form 8-K as Exhibit 99.1 on August 10, 2021.

A copy of the conference call transcript is attached hereto as Exhibit 99.1.

Newtek and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Newtek in connection with the proposal to withdraw its election to be treated as a business development company (the “Proposal”). Information about the directors and executive officers of Newtek is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 13, 2021. Information regarding the Proposal and the persons who may, under the rules of the SEC, be considered participants in the solicitation of Newtek’s stockholders in connection with the Proposal, will be contained in the Proxy Statement when such document becomes available. STOCKHOLDERS SHOULD READ THE PROXY STATEMENT WHEN SUCH DOCUMENT BECOMES AVAILABLE. The Proxy Statement may be obtained free of charge from the Company and the SEC Edgar website.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Conference Call Transcript

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: August 12, 2021	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board